AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated

          Payment Date: 16 July 2001.
          Calculation Date: 10 July 2001.

(i)    ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Balance on
                                                        Prior Balance        Deposits            Withdrawals        Calculation Date
       -----------------------------------------------------------------------------------------------------------------------------
                                                         11-Jun-01                                                    10-Jul-01

       Lessee Funded Account                                      0.00               0.00                 (0.00)                0.00
       Expense Account (note ii)                          3,813,724.78       7,201,223.03         (8,214,925.42)        2,800,022.39
       Collection Account (note iii)                    158,869,142.73      45,084,379.67        (41,661,855.73)      162,291,666.67
       -----------------------------------------------------------------------------------------------------------------------------
        -  Miscellaneous Reserve                                  0.00                                                          0.00
        -  Maintenance Reserve                           80,000,000.00                                                 80,000,000.00
        -  Security Deposit                              37,323,288.00                                                 37,207,287.00
        -  Other Collections                             41,545,854.73                                                 45,084,379.67
           (net of interim withdrawals)
       -----------------------------------------------------------------------------------------------------------------------------
       Total                                            162,682,867.51      52,285,602.70        (49,876,781.15)      165,091,689.06
       -----------------------------------------------------------------------------------------------------------------------------

(ii)   ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
       --------------------------------------------------------------------------------------------------------------
       Balance on preceding Calculation Date              3,813,724.78
       (June 11, 2001)
       Transfer from Collection Account                   7,186,275.23
       (previous Payment Date)
       Transfer from Collection Account (interim deposit)         0.00
       Interest Earned during period                         14,947.80
       Payments during period between prior
       Calculation Date and the relevant Calculation Date:
        - Payments on previous Payment Date              (3,448,681.99)
        - Other payments                                 (4,766,243.43)
                                                     -----------------
       Balance on relevant Calculation Date               2,800,022.39
       (July 10, 2001)
       -------------------------------------------------------------------------------------------------------------

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
       -------------------------------------------------------------------------------------------------------------
       Balance on preceding Calculation Date            158,869,142.73
       (June 11, 2001)
       Collections during period                         45,079,761.96
       Swap receipts (previous Payment Date)                  4,617.71
       Transfer to Expense Account                       (7,186,275.23)
       (previous Payment Date)
       Transfer to Expense Account (interim withdrawal)           0.00
       Net transfer to Lessee Funded Accounts                     0.00
       Aggregate Certificate Payments                   (31,274,938.17)
       (previous Payment Date)
       Swap payments (previous Payment Date)             (3,200,642.33)
                                                     -----------------
       Balance on relevant Calculation Date             162,291,666.67
       (July 10, 2001)
       -------------------------------------------------------------------------------------------------------------
                                                                                                                            Rch0107
                                                                                                                        Page 1 of 4

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated



(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

       =================================================================================================
                               ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                               Priority of Payments
                            (i)Required Expense Amount                                    11,000,000.00
                           (ii)a) Class A Interest                                         6,913,019.98
                               b) Swap Payments                                            3,224,333.72
                          (iii)First Collection Account Top-up                            60,000,000.00
                           (iv)Minimum Hedge Payment                                               0.00
                            (v)Class A Minimum Principal                                           0.00
                           (vi)Class B Interest                                            1,118,781.05
                          (vii)Class B Minimum Principal                                   1,906,236.77
                         (viii)Class C Interest                                            2,375,979.69
                           (ix)Class D Interest                                            3,580,412.50
                            (x)Second Collection Account Top-up                           55,199,564.00
                           (xi)Class A Principal Adjustment Amount                        19,773,361.35
                          (xii)Class C Scheduled Principal                                         0.00
                         (xiii)Class D Scheduled Principal                                         0.00
                          (xiv)Modification Payments                                               0.00
                           (xv)Soft Bullet Note Step-up Interest                                   0.00
                          (xvi)Class E Minimum Interest                                            0.00
                         (xvii)Supplemental Hedge Payment                                          0.00
                        (xviii)Class B Supplemental Principal                                      0.00
                          (xix)Class A Supplemental Principal                                      0.00
                           (xx)Class D Outstanding Principal                                       0.00
                          (xxi)Class C Outstanding Principal                                       0.00
                         (xxii)Class E Supplemental Interest                                       0.00
                        (xxiii)Class B Outstanding Principal                                       0.00
                         (xxiv)Class A Outstanding Principal                                       0.00
                          (xxv)Class E Accrued Unpaid Interest                                     0.00
                         (xxvi)Class E Outstanding Principal                                       0.00
                        (xxvii)Charitable Trust                                                    0.00
                                                                                     -------------------
       Total Payments with respect to Payment Date                                       165,091,689.06
             Less Collection Account Top-Ups ((iii) and (x)above)                       (115,199,564.00)
                                                                                     -------------------
                                                                                          49,892,125.06
                                                                                     ===================


       =================================================================================================
                                                                                                                            Rch0107
                                                                                                                        Page 2 of 4

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iv)   PAYMENT ON THE CERTIFICATES

       -----------------------------------------------------------------------------------------------------------------------------
       (a)  FLOATING RATE CERTIFICATES                                   A-6                A-8              A-9            Class B
            --------------------------
            Applicable LIBOR                                         3.98000%           3.98000%         3.98000%           3.98000%
            Applicable Margin                                        0.34000%           0.37500%         0.55000%           0.75000%
            Applicable Interest Rate                                 4.32000%           4.35500%         4.53000%           4.73000%
            Interest Amount Payable                              1,362,297.76       2,625,097.22     2,925,625.00       1,118,781.05
            Step Up Interest Amount                                      0.00               0.00             0.00               0.00

            Opening Principal Balance                          366,209,074.24     700,000,000.00   750,000,000.00     274,678,562.54
            Minimum Principal Payment Amount                             0.00               0.00             0.00       1,906,236.77
            Adjusted Principal Payment Amount                   19,773,361.35               0.00             0.00               0.00
            Supplemental Principal Payment Amount                        0.00               0.00             0.00               0.00
            Total Principal Distribution Amount                 19,773,361.35               0.00             0.00       1,906,236.77
            Redemption Amount
             - amount allocable to principal                             0.00               0.00             0.00               0.00
             - premium allocable to premium                              0.00               0.00             0.00               0.00
                                                           -------------------------------------------------------------------------
            Outstanding Principal Balance (July 16, 2001)      346,435,712.89     700,000,000.00   750,000,000.00     272,772,325.77
       -----------------------------------------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------------
       (b)  FIXED RATE CERTIFICATES                                   Class C            Class D
            -----------------------
            Applicable Interest Rate                                  8.1500%           10.8750%
            Interest Amount Payable                              2,375,979.69       3,580,412.50

            Opening Principal Balance                          349,837,500.00     395,080,000.00
            Scheduled Principal Payment Amount                           0.00               0.00
            Redemption Amount                                            0.00               0.00
             - amount allocable to principal                             0.00               0.00
             - amount allocable to premium                               0.00               0.00
            Actual Pool Factor                                      0.9329000          0.9877000
                                                            -------------------------------------
            Outstanding Principal Balance (July 16, 2001)      349,837,500.00     395,080,000.00
     -------------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                    n/a                n/a
       in the event of a partial redemption


                                                                                                                            Rch0107
                                                                                                                        Page 3 of 4

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated

       (v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
            ------------------------------------------------------------------------------------------
            ------------------------------------------------------------------------------------------------------------------------
                                                                          A-6                A-8              A-9            Class B
            Applicable LIBOR                                         3.83000%           3.83000%         3.83000%           3.83000%
            Applicable Margin                                        0.34000%           0.37500%         0.55000%           0.75000%
            Applicable Interest Rate                                 4.17000%           4.20500%         4.38000%           4.58000%
            ------------------------------------------------------------------------------------------------------------------------

       (vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
            -------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------
       (a)  FLOATING RATE CERTIFICATES

                                                                         A-6                A-8              A-9            Class B

            Opening Principal Amount                                3,662.09            7,000.00         7,500.00          2,746.79
            Total Principal Payments                                 (197.73)               0.00             0.00            (19.06)
                                                           -------------------------------------------------------------------------
            Closing Outstanding Principal Balance                   3,464.36           7,000.00          7,500.00          2,727.72

            Total Interest                                            13.62              26.25             29.26             11.19
            Total Premium                                              0.00               0.00              0.00              0.00
            ------------------------------------------------------------------------------------------------------------------------


            ------------------------------------------------------------------------------------------------------
       (b)  FIXED RATE CERTIFICATES
                                                                      Class C            Class D

            Opening Principal Amount                                 3,498.38           3,950.80
            Total Principal Payments                                     0.00               0.00
                                                           -------------------------------------
            Outstanding Principal Balance                            3,498.38           3,950.80

            Total Interest                                              23.76              35.80
            Total Premium                                                0.00               0.00
            ------------------------------------------------------------------------------------------------------


                                                                                                                            Rch0107
                                                                                                                        Page 4 of 4